EXHIBIT 23E

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statement Nos. 333-89173 and 333-138914 on Form S-8 and the Prospectus included therein of our reports dated March 19, 2007 included in the Annual Report on Form 10-K of Decorator Industries, Inc. for the fiscal year ended December 30, 2006.

                                             LOUIS PLUNG & COMPANY, LLP
                                             Certified Public Accountants

Pittsburgh, Pennsylvania
March 26, 2007